SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 20, 2004
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      000-22817             65-0813766
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(State or other jurisdiction         (Commission            IRS Employer
        of incorporation)           File Number)          Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)

Item 5. Other Events

         On July 20, 2004, Harbor Florida Bancshares, Inc. ("Bancshares") announced that it would be participating in the Keefe, Bruyette & Woods Fifth Annual Community Bank Investor Conference in New York City on July 27-29, 2004. A copy of the press release dated July 20, 2004 is attached as Exhibit 99.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 20, 2004                      HARBOR FLORIDA BANCSHARES,
                                                  INC., Registrant


                          By:
                                  ----------------------------------------
                                  Name:  Michael J. Brown, Sr.
                                  Title:  Chief Executive Officer


Exhibit No.                Description

99                         Press release dated July 20, 2004